UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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The Hartford Mutual Funds, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE HARTFORD MUTUAL FUNDS, INC.,

on behalf of

The Hartford Balanced Allocation Fund,

The Hartford Conservative Allocation Fund, and

The Hartford Growth Allocation Fund

January 16, 2014

Dear Shareholders:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund, and The Hartford Growth Allocation Fund (each, a “Fund” and collectively, the “Funds”), each a series of The Hartford Mutual Funds, Inc. (the “Company”).  The Meeting will take place on April 4, 2014 at [10:00 a.m.] Eastern Time at the offices of Hartford Funds Management Company, LLC (“HFMC”), 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Special Meeting of Shareholders.  As explained in the enclosed Proxy Statement, the purpose of the Meeting is for the shareholders of each affected Fund to vote on:

Proposal No.	Description of Proposal

1.

The ratification and approval of the sub-advisory agreement between HFMC, the investment manager of the Funds, and Wellington Management Company, LLP (“Wellington Management”) pursuant to which Wellington Management serves as the sub-adviser to the Funds and manages each Fund’s assets.

2.

The approval of the retention of fees paid and the payment of fees payable by Hartford Investment Financial Services, LLC, the Funds’ former investment manager, and HFMC (as applicable) to Wellington Management for its sub-advisory services to the Funds.

3.

The authorization of HFMC to select and contract with sub-advisers that are not affiliated with HFMC or the Funds (other than by reason of serving as a sub-adviser to one or more of the Funds) without obtaining shareholder approval.

4.	To transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

The Company’s Board of Directors has reviewed the proposals and recommends that you vote FOR each proposal.  The Proxy Statement provides more information on the proposals.  Please read it carefully, complete the enclosed proxy card, and return your completed proxy card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Proxy Statement.  YOUR VOTE IS IMPORTANT.  If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of Hartford Funds Management Group, Inc. or from our proxy solicitor, Broadridge Investor Communication Solutions, Inc., reminding you to vote your shares.

Very truly yours,

Edward P. Macdonald
Secretary and Chief Legal Officer

IMPORTANT INFORMATION

We encourage you to read the enclosed Proxy Statement.  However, we thought it would be helpful to provide brief answers to some questions.

Q. 1. What Proposals are shareholders being asked to consider at the upcoming special meeting?

A. 1. Shareholders are being asked to consider three separate matters.  First, Proposal 1 seeks the ratification and approval by shareholders of The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund, and The Hartford Growth Allocation Fund (each, a “Fund” and collectively, the “Funds”), each a series of The Hartford Mutual Funds, Inc. (the “Company”), of the sub-advisory agreement (the “Agreement”) between Hartford Funds Management Company, LLC (“HFMC”), each Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”) pursuant to which Wellington Management serves as the sub-adviser to each Fund and manages each Fund’s assets.  Second, Proposal 2 seeks approval of the retention of fees paid and the payment of fees payable by Hartford Investment Financial Services, LLC (“HIFSCO”), the Funds’ former investment manager and an affiliate of HFMC, and HFMC (as applicable) to Wellington Management for its sub-advisory services to the Funds.  Third, Proposal 3 seeks authorization of HFMC to select and contract with sub-advisers that are not affiliated with HFMC or the Funds (other than by reason of serving as a sub-adviser to one or more of the Funds) without obtaining shareholder approval.

Q. 2. How will approving Wellington Management as the sub-adviser benefit each Fund and its respective shareholders?

A. 2. Wellington Management will continue to perform the same sub-advisory services under the Agreement that it has performed since it began serving as sub-adviser to the Funds in 2012. In addition, HFMC, as the Funds’ investment manager, will continue to be responsible for overseeing the sub-advisory services provided by Wellington Management. The portfolio managers managing your Fund are expected to continue to do so following the same investment goal and strategies currently in place.  See the Proxy Statement for more information about the Agreement, including the discussions under “Board of Directors’ Considerations.”

Q. 3. Why are shareholders being asked to ratify and approve the sub-advisory agreement with Wellington Management?

A. 3. The laws governing mutual funds require a fund to obtain shareholder approval before entering into a new advisory or sub-advisory agreement unless an exemption is available.  At the time the Funds’ Board of Directors (the “Board”) approved the Agreement, HFMC believed, and informed the Board, that the Agreement did not require shareholder approval due to reliance on an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”) permitting the Funds’ investment manager to select and contract with sub-advisers without shareholder approval.  HFMC recently conducted a review of compliance with the conditions of the Order.  The review raised a question whether the Funds’ sole initial shareholder consented to reliance on the Order, and indicated that the Funds’ reliance on the Order had not been consistently disclosed in the Funds’ prospectuses.  In light of this, shareholders of the Funds are now being asked to ratify and approve the Agreement, as well as to approve the retention of fees paid and the payment of fees payable to Wellington Management for its sub-advisory services to the Funds, as discussed in the Proxy Statement.

Q. 4. Why are shareholders being asked to approve a proposal to permit HFMC to select and contract with sub-advisers without shareholder approval?

A. 4. The Funds operate using a “manager of managers” structure whereby each Fund has an investment manager and a sub-adviser.  The investment manager supervises the activities of the sub-adviser, which in turn performs the day-to-day investment management of the Funds.  For other series of the Company, in order for HFMC to select and contract with an unaffiliated sub-adviser it is not necessary to obtain shareholder approval, and thus incur the expense of a shareholder meeting.  The Order permits the Hartford-sponsored funds to select and contract with unaffiliated sub-advisers without a shareholder vote, subject to the shareholders’ prior approval of the operation of the respective fund in this manner.  To afford the flexibility provided by the Order to the Funds, HFMC is seeking shareholders’ approval of such an arrangement for the Funds.  The Funds are expected to benefit from the Order by being able to act quickly and with less expense if the need arises to replace or hire a sub-adviser.

Q. 5. Will any Fund’s investment goal and principal investment strategies change if the Proposals are approved?

A. 5. No.  Each Fund’s investment goal and principal investment strategies will remain the same.  Please refer to the enclosed Proxy Statement for information regarding Wellington Management’s investment approach.

Q. 6. Will the Proposals result in higher Fund expenses?

A. 6. No.  The Proposals will not increase any Fund’s expenses.  Each Fund pays an advisory fee to HFMC, and HFMC is responsible for paying the sub-advisory fee to Wellington Management.

Q. 7. Who will pay the costs incurred in connection with the Meeting?

A. 7. HFMC will pay all expenses relating to the enclosed Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses and out-of-pocket expenses.

Q. 8. Does the Board of Directors recommend that shareholders approve the Proposals?

A. 8. Yes.  The Board recommends that you vote FOR the Proposals.

Q. 9. How can I vote?

A. 9. You can vote:

•                  By mail: complete and return your proxy card in the pre-addressed postage-paid envelope.

•                  By telephone: call the toll-free number listed on your proxy card and follow the recorded instructions.

•                  By internet: log on the website listed on your proxy card and follow the on-screen instructions.

Whichever method you choose, please take the time to read the Proxy Statement before you vote.

Q. 10. When should I vote?

A. 10. Please vote as soon as possible.  You may submit your vote at any time before the date of the shareholder meeting.  Representatives of Hartford Funds Management Group, Inc. (“Hartford”) or Broadridge Investor Communication Solutions, Inc., a firm authorized by Hartford to assist in the solicitation of proxies, may be contacting you to urge you to vote on this important matter.

Q. 11. Where can I obtain additional information about this Proxy Statement?

A. 11. For information about the proxy statement, please call toll-free 1- 855-976-3324.

To view or obtain a copy of the most recent annual or semi-annual report of the Funds, please go to www.hartfordfunds.com.  To view the Proxy Statement, please go to www.proxyvote.com on or after [ ], 2014.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED
INFORMATION ABOUT THE PROPOSALS.  PLEASE READ IT CAREFULLY.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Meeting”) of The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund, and The Hartford Growth Allocation Fund (each, a “Fund” and collectively, the “Funds”), each a series of The Hartford Mutual Funds, Inc. (the “Company”), will take place on April 4, 2014 at [10:00 a.m.] Eastern Time at the offices of Hartford Funds Management Company, LLC (“HFMC”), 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087 for the following purposes:

Proposal		Page

1.	The ratification and approval of the sub-advisory agreement between HFMC, the investment manager of the Funds, and Wellington Management Company, LLP (“Wellington Management”) pursuant to which Wellington Management serves as the sub-adviser to the Funds and manages each Fund’s assets.	13

2.	The approval of the retention of fees paid and the payment of fees payable by Hartford Investment Financial Services, LLC, the Funds’ former investment manager, and HFMC (as applicable) to Wellington Management for its sub-advisory services to the Funds.	25

3.	The authorization of HFMC to select and contract with investment sub-advisers that are not affiliated with HFMC or the Funds (other than by reason of serving as a sub-adviser to one or more of the Funds) without obtaining shareholder approval.	27

4.	To transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

The Board of Directors of the Company recommends that you vote FOR the proposals listed in this notice.  Shareholders of record on January 10, 2014 are entitled to notice of and to vote at the Meeting.

Please read the enclosed Proxy Statement carefully for information concerning the Proposals to be placed before the Meeting or any adjournments or postponements thereof.  Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE.  AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

On behalf of the Board of Directors,

Edward P. Macdonald
Secretary and Chief Legal Officer
Dated: January 16, 2014

THE HARTFORD MUTUAL FUNDS, INC.
5 Radnor Corporate Center, Suite 300
100 Matsonford Road

Radnor, Pennsylvania 19087

THE HARTFORD BALANCED ALLOCATION FUND,

THE HARTFORD CONSERVATIVE ALLOCATION FUND, AND

THE HARTFORD GROWTH ALLOCATION FUND

PROXY STATEMENT
January 16, 2014

The enclosed proxy card is solicited by the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”), in connection with the Special Meeting of Shareholders (the “Meeting”) of The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund, and The Hartford Growth Allocation Fund (each, a “Fund” and collectively, the “Funds”), to be held April 4, 2014, at [10:00 a.m.], Eastern Time, at the offices of Hartford Funds Management Company, LLC (“HFMC”), 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, and at any adjournment(s) or postponement(s) of the Meeting.

The costs of solicitation, including the cost of preparing and mailing the Notice of the Special Meeting of Shareholders and this Proxy Statement, will be paid by HFMC, each Fund’s investment manager.  The approximate mailing date of this Proxy Statement is January 16, 2014.  Representatives of Hartford Funds Management Group, Inc. (“Hartford”) or Broadridge Investor Communication Solutions, Inc. (“Broadridge”) a firm authorized by Hartford to assist in the solicitation of proxies, may contact you to solicit your proxy by mail or by telephone.  The estimated cost of retaining Broadridge for mailing the proxy statements, tabulation and solicitation is $308,855, which will be paid by HFMC.  As the meeting date approaches, shareholders of the Funds may receive a telephone call from a representative of Broadridge if their votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.  These procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

HFMC, the Funds’ investment manager, and Hartford Funds Distributors, LLC (“HFD”), the Funds’ principal underwriter, are principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

Shareholders may revoke authority to vote their shares by giving written notice of revocation to the Secretary of the Company.  Unless revoked, properly executed proxy cards that have been returned by shareholders without instructions will be voted “FOR” the (1) the proposal to ratify and approve the sub-advisory agreement between HFMC and Wellington Management Company, LLP (“Wellington Management”) pursuant to which Wellington Management serves as the sub-adviser to each Fund and manages each Fund’s assets; (2) the proposal to approve the retention of fees paid and the payment of fees payable by Hartford

Investment Financial Services, LLC (“HIFSCO”), the Funds’ former investment manager and an affiliate of HFMC, and HFMC (as applicable) to Wellington Management for its sub-advisory services to the Funds; and (3) the proposal to authorize the Board and HFMC to select or change investment sub-advisers and to enter into or amend investment sub-advisory agreements without obtaining the approval of shareholders (collectively, the “Proposals”).  In instances where choices are specified by the shareholders in the proxy card, those shareholders’ votes will be voted or the votes will be withheld in accordance with the shareholders’ choices.  Votes can be cast to approve or disapprove each Proposal.  Abstentions and broker non-votes (proxy cards received by the Company from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote “AGAINST” the Proposals.  As far as the Board is aware, no matters other than those described in this Proxy Statement will be acted upon at the Meeting.  Should any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters according to their best judgment.

Shareholders may vote by completing and returning the enclosed proxy card.  Shareholders may also vote by touchtone telephone or by internet by following the instructions on the proxy card.  To vote by internet or by telephone, shareholders will need the “control number” that appears on the proxy card.  After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals.  Shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.

The principal solicitation of proxies will be by the mailing of this Proxy Statement beginning on or about January 16, 2014, but proxies may also be solicited from a representative of Hartford or from our proxy solicitor, Broadridge.  HFMC will pay all expenses relating to this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses and out-of-pocket expenses.  If we have not received your vote as the date of the Meeting approaches, you may receive a call from these parties to ask for your vote.  Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

In all cases where a telephonic proxy is solicited by Broadridge, the Broadridge representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail.  If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information previously provided to the Broadridge representative, then the Broadridge representative will explain the proxy voting process, read the Proposal listed on the proxy card and ask for the shareholder’s instructions on the applicable Proposals.  Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement.  The Broadridge representative will record the shareholder’s instructions on the card.

Within 72 hours, the shareholder will be sent a letter or e-mail to confirm his or her vote and asking the shareholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation.

Although a shareholder’s vote may be solicited and taken by telephone, each shareholder will also receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the internet as set forth on the proxy card.  The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or internet, will be the vote that is counted and will revoke all previous votes by the shareholder.

Only those shareholders owning shares as of the close of business on January 10, 2014 (the “Record Date”) may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting.  Appendix A sets forth the issued and outstanding shares of each Fund as of the Record Date.  Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote.  As a shareholder, you will not have appraisal rights in connection with the Proposals described in this Proxy Statement.

The presence, either in person or by proxy, of shareholders entitled to cast one-third of all the votes entitled to be cast at the Meeting shall constitute a quorum.  If a quorum is present but sufficient votes to approve any proposal are not received, the chairman of the Meeting may adjourn the Meeting to a date not more than 120 days after the original record date without notice other than announcement at the Meeting.  A shareholder vote may be taken for each Proposal in this Proxy Statement prior to any adjournment provided that there is a quorum.  If the Proposal receives a sufficient number of votes for approval prior to any adjournment, the Proposal shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise.  At any subsequent reconvening of the Meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the Meeting.

Important Notice Regarding the Availability of Proxy Materials

For the Special Meeting of Shareholders to be Held on April 4, 2014

Copies of the Funds’ most recent annual and semi-annual reports, including financial statements, are available at no charge by visiting www.hartfordfunds.com.; by sending a written request to [Hartford Funds, P.O. Box 64387, St. Paul, Minnesota 55164-0387]; or by calling [1-888-843-7824].

To view the Proxy Statement and obtain voting information, please go to www.proxyvote.com on or after [ ], 2014 and enter the 12-digit Control Number located on your proxy card.  For information about the proxy statement, please call toll-free 1- 855-976-3324.

DESCRIPTION OF PROPOSALS

BACKGROUND

The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund, and The Hartford Growth Allocation Fund (each, a “Fund” and collectively, the “Funds”) operate using a “manager of managers” structure whereby each Fund has an investment manager and a sub-adviser.  The investment manager supervises the activities of the sub-adviser, which in turn performs the day-to-day investment management of the Funds.

Exemptive relief granted by an order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) permits the Hartford-sponsored mutual funds (the “Hartford Funds”) to select and contract with unaffiliated sub-advisers without a shareholder vote.(1)  The Hartford Funds’ ability to rely on the Order is contingent on compliance with conditions set forth in the Order, including that each Hartford Fund (i) receive shareholder approval to operate using a “manager of managers” structure in reliance on the Order; (ii) hold itself out to the public as employing the “manager of managers” structure; and (iii) disclose in its prospectus the existence, substance and effect of the Order.

HFMC recently conducted a review of the Hartford Funds’ compliance with the conditions of the Order (the “Review”).  The Review identified inconsistencies and administrative oversights with respect to the Funds’ compliance with certain conditions of the Order.  In particular, the Review raised a question whether the Funds’ sole initial shareholder consented to reliance on the Order, and indicated that the Funds’ reliance on the Order had not been consistently disclosed in the Funds’ prospectuses.  In light of the results of the Review, HFMC and the Board are requesting that shareholders approve each of the Proposals discussed below.

Proposal No.	Description of Proposal

1.

The ratification and approval of the sub-advisory agreement between Hartford Funds Management Company, LLC (“HFMC”), the investment manager of the Funds, and Wellington Management Company, LLP (“Wellington Management”) pursuant to which Wellington Management serves as the sub-adviser to the Funds and manages each Fund’s assets.

2.

The approval of the retention of fees paid and the payment of fees payable by Hartford Investment Financial Services, LLC (“HIFSCO”), the Funds’ former investment manager, and HFMC (as applicable) to Wellington Management for its sub-advisory services to the Funds.

3.

The authorization of HFMC to select and contract with investment sub-advisers that are not affiliated with HFMC or the Funds (other than by reason of serving as a sub-adviser to one or more of the Funds) without obtaining shareholder approval.

4.	To transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

(1)    Fortis Series Fund, Inc. and Fortis Advisers, Inc., Investment Company Act Rel. Nos. 24158 (Nov. 23, 1999) (notice) and 24211 (Dec. 21, 1999) (order).

PROPOSAL 1

RATIFICATION AND APPROVAL OF THE SUB-ADVISORY AGREEMENT WITH WELLINGTON MANAGEMENT

The Board is proposing that shareholders ratify and approve, with respect to each Fund, the sub-advisory agreement between HFMC and Wellington Management.  The Funds are managed by HFMC using a “manager of managers” structure.  Wellington Management has continuously served as sub-adviser to each Fund since June 4, 2012, and has provided investment sub-advisory services to the each Fund with respect to the each Fund’s assets.

HFMC serves as each Fund’s investment manager pursuant to an investment management agreement between HFMC and the Company with respect to each Fund.  Pursuant to the investment management agreement, HFMC establishes each Fund’s investment program, subject to the oversight of the Funds’ Board of Directors (the “Board”).  HFMC may also choose to select, supervise and evaluate a sub-adviser or sub-advisers who will, in turn, make each Fund’s investment decisions, subject to the oversight of the Board.  HFMC recommends sub-advisers it believes will provide each Fund with high quality investment services consistent with each Fund’s investment strategy in order to achieve its respective investment objective.  HFMC is also responsible for the monitoring of each Fund’s sub-adviser(s).

The Board, including a majority of those Directors who are not “interested persons” of the Funds (as that term is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”)) (“Independent Directors”), initially approved a sub-advisory agreement between HIFSCO and Wellington Management (the “Original Agreement”), with respect to each Fund, at an in-person meeting held on March 27, 2012.  Subsequently, in connection with a corporate restructuring plan, at its meeting held on November 8, 2012, the Board voted to terminate the Original Agreement between HIFSCO and Wellington Management and approve a new investment sub-advisory agreement between HFMC, an affiliate of HIFSCO, and Wellington Management with respect to the Funds (the “Agreement”).  The replacement of HIFSCO with HFMC did not result in any change to the contractual terms of the Funds’ investment management agreements or the day-to-day management of the Funds, and no shareholder vote was required.  The Board most recently approved the continuation of the Agreement at an in-person meeting held on August 6-7, 2013.  Information about the Board’s considerations relating to the approval of the Original Agreement and the Agreement is set forth below under “Board of Directors’ Considerations.”

At a special meeting held on December 13, 2013, the Board determined to recommend that shareholders approve the Proposal relating to the Agreement.  The Board considered that, at the time it approved the Original Agreement and the Agreement, HFMC believed, and informed the Board, that the Original Agreement and the Agreement did not require shareholder approval due to the Funds’ ability to rely on the Order.  The Board noted that it had undertaken a full review of Wellington Management in connection with the renewal of the Agreement at its August 6-7, 2013 meeting, and that the Board reviews the performance of the Funds at its regular quarterly meetings.  The Board determined that it was appropriate for Wellington Management to continue to serve as sub-adviser to the Funds, and concluded that the ratification and approval of the Agreement by shareholders would be in the best interests of each Fund and its shareholders.

DESCRIPTION OF THE AGREEMENT

The following discussion of the terms of the Agreement is qualified in its entirety by reference to the Agreement, a form of which is attached hereto as Appendix B.

Under the Agreement, Wellington Management would continue to serve as sub-adviser and provide investment sub-advisory services to each Fund.  Except in certain circumstances, HFMC would not be responsible for making day-to-day investment decisions for each Fund.  HFMC will be responsible, however, for overseeing and reviewing the performance of Wellington Management.

If Proposal 1 is approved, and as set forth in the Agreement, Wellington Management will continue to perform investment management services in conformity with the Company’s Articles of Incorporation and By-Laws, each as amended from time to time, the 1940 Act and other applicable laws.  The Agreement requires Wellington Management to provide advisory services in accordance with the investment objectives, policies and restrictions of each Fund as set forth in such Fund’s prospectus and statement of additional information (“SAI”), and in accordance with any investment guidelines or other instructions received in writing from HFMC, and subject further to such policies and instructions as the Board or HFMC may from time to time establish and deliver to Wellington Management.

The Agreement provides that Wellington Management, in consultation with HFMC, as appropriate, will make all determinations with respect to the investment of each Fund’s assets and the purchase or sale of portfolio securities, and will take such steps as may be necessary to implement such determinations.  The Agreement requires Wellington Management to report to the Board at its regular periodic meetings.  These reports cover Wellington Management’s economic outlook and investment strategy and a discussion of the portfolio activity and the performance of the Funds.  Copies of all such reports are furnished to HFMC for examination and review within a reasonable time prior to the presentation of such reports to the Company’s Board.

Consistent with the terms of the Agreement, Wellington Management is permitted, in its discretion, to select brokers or dealers that execute the purchases and sales of portfolio securities for each Fund.  In selecting broker-dealers, Wellington Management is required to use its best efforts to obtain the best net security price available for each Fund.  Additionally, subject to and in accordance with any directions that the Board or HFMC may issue from time to time, Wellington Management may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Wellington Management determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or Wellington Management’s overall responsibilities with respect to the applicable Fund(s) and Wellington Management’s other advisory clients.  Wellington Management will promptly communicate to the Board such information relating to portfolio transactions as they may reasonably request.

The Agreement does not prevent Wellington Management from acting as investment manager or manager for any other investment companies or other clients, whether or not the investment objectives or policies of any such other clients are similar to those of any Fund, provided that the provision of such services to those other clients does not impair Wellington Management’s ability to provide services to each Fund under the Agreement.

In addition, pursuant to the Agreement, Wellington Management will cause the Funds to comply with the requirements of (i) Section 851(b)(2) of the Internal Revenue Code of 1986, as amended (the “Code”) regarding derivation of income from specified investment activities; and (ii) Section 851(b)(3) of the Code regarding diversification of the Funds’ assets.

The Agreement provides that, as compensation for the performance of the services by Wellington Management, HFMC shall pay Wellington Management a sub-advisory fee accrued daily and paid quarterly, as set forth in the Agreement.  This will be Wellington Management’s sole compensation for sub-advisory services provided to each Fund.  Wellington Management’s compensation is not paid by the Funds.  The Agreement also provides that Wellington Management will bear all expenses in connection with the performance of its services under the Agreement.

Pursuant to the Agreement, Wellington Management will not be liable for any loss or losses suffered by any Fund by reason of any investment made by Wellington Management in the performance of its duties under the Agreement as long as Wellington Management has acted in good faith with due care; provided, that, Wellington Management shall indemnify HFMC for any and all loss, damage, judgment, fine or award paid in settlement and attorney’s fees related to Wellington Management’s (i) willful misfeasance, bad faith or gross negligence on Wellington Management’s part in the performance of its duties or (ii) reckless disregard by Wellington Management of its obligations and duties under the Agreement.

The Agreement provides that it will continue in effect from year to year, if the Board or a majority of the outstanding voting securities of each Fund, in either case with the approval of a majority of the Independent Directors, specifically approves its continuance at least annually.  The Agreement provides that it can be terminated with respect to any Fund at any time, without the payment of any penalty, by the Board, by a majority of such Fund’s outstanding voting securities, or by HFMC, on written notice to Wellington Management.  The Agreement would also be terminable by Wellington Management on ninety days’ written notice to HFMC, but such termination would not be effective until (i) HFMC shall have contracted with one or more persons to serve as a successor for each Fund (or HFMC or an affiliate of HFMC agrees to manage the Fund(s)) and (ii) those person(s) have assumed that position.  The Agreement will terminate automatically in the event of its assignment or in the event of an assignment or termination, for any reason, of the investment management agreement between HFMC and the Company.

The form of the Agreement is attached as Appendix B to this Proxy Statement.  The above description of the terms of the Agreement is qualified in its entirety by reference to Appendix B.

INFORMATION ABOUT WELLINGTON
MANAGEMENT COMPANY, LLP

Wellington Management, a Massachusetts limited liability partnership with its main offices located at 280 Congress Street, Boston, MA 02210, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions.  Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years.  As of   November 30, 2013, Wellington Management had investment management authority with respect to approximately $825 billion in assets.

Richard P. Meagher, CFA and Wendy M. Cromwell, CFA currently manage the Funds and will continue to serve as portfolio managers of each Fund.  Mr. Meagher, Vice President, Asset Allocation Strategist and Portfolio Manager of Wellington Management, has served as portfolio manager of the Funds since 2012.  Mr. Meagher joined Wellington Management in 1996 and has been an investment professional since 2002.   Ms. Cromwell, Senior Vice President, Director of Strategic Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager of Wellington Management, has served as portfolio manager of the Funds since 2012. Ms. Cromwell joined Wellington Management in 1996 and has been an investment professional since 1999.

Wellington Management has assembled a team of research analysts and other investment personnel to support Wellington Management’s asset allocation management function.  Pursuant to the Agreement, Wellington Management will continue to implement an investment program appropriate for each Fund.

During the Funds’ last fiscal year, Wellington Management did not receive any fees, commissions or other payments from any Fund.  Sub-advisory fees received by Wellington Management are paid by HFMC out of its management fee.  Appendix C to this Proxy Statement sets forth information regarding the principal executive officers and directors of Wellington Management, HFMC, and the Company.

Wellington Management does not currently sub-advise any investment companies that have investment objectives similar to the investment objectives of the Funds.

No officer or director of the Funds is currently an officer, employee, director or shareholder of Wellington Management.  Furthermore, no officer or director of the Funds has any other material direct or indirect interest in Wellington Management or any person controlling, controlled by, or under common control with Wellington Management.

BOARD OF DIRECTORS’ CONSIDERATIONS

Section 15(c) of 1940 Act requires that the Board, including a majority of the Independent Directors, initially approve, and annually review and consider the continuation of, each Fund’s investment sub-advisory agreement(s).

Approval of the Original Agreement

At its meeting held on March 27, 2012, the Board, including each of the Independent Directors, unanimously voted to approve the Original Agreement between HIFSCO, the Funds’ former investment manager and an affiliate of HFMC, and Wellington Management.  The Original Agreement went into effect on June 4, 2012.

Prior to approving the Original Agreement, the Board requested, received, and reviewed written responses from HIFSCO and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses.  In addition, the Board received an in-person presentation from Fund officers and representatives of HIFSCO about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Funds’ former sub-adviser, with Wellington Management.  The Board’s Investment Committee also met in person with members of the proposed portfolio management teams for the Funds regarding the capabilities of Wellington Management and the associated benefits to the Funds and their shareholders.  In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford Funds and in connection with the Board’s approval of Wellington Management as the sub-adviser to certain additional Hartford Funds at other recent meetings.

In determining to approve the Original Agreement for the Funds, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment.  While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Original Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Original Agreement.  A more detailed discussion of the factors the Board considered with respect to its approval of the Original Agreement is provided below.

Nature, Extent, and Quality of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to each Fund by Wellington Management.  The Board considered, among other things, the terms of the Original Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds.  The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford Funds, including the benefits of the arrangement for the Funds and other Hartford Funds.

With respect to Wellington Management’s asset allocation capabilities, the Board considered that HIFSCO believed that Wellington Management is a high quality manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines.  The Board also considered Wellington Management’s global capabilities across various asset classes, including the number and geographic locations of Wellington Management’s investment personnel.  The Board noted that Wellington Management is focused entirely on third-party asset management, and that Wellington Management has experience managing assets for a diverse set of clients, including asset allocation portfolios, with different objectives and guidelines.  In addition, the Board considered Wellington Management’s risk-balanced approach to construction of target risk asset allocation funds that are designed to provide diversification across different market environments.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Investment Committee’s meeting with members of the proposed portfolio management teams, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.  The Board also considered the experience of the proposed portfolio management teams. The Board considered that, in connection with the sub-adviser change, HIFSCO and Wellington Management proposed certain changes to the Funds’ principal investment strategies, to take effect on the date that Wellington Management began sub-advising the Fund.

The Board also considered information previously provided by HIFSCO and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HIFSCO that the written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of each Original Agreement, but also the Board’s experience through past interactions with Wellington Management.  Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Funds by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including, for purposes of considering the investment skill and experience of the proposed portfolio management teams, the performance of the Wellington Management composite for accounts with investment objectives, policies and principal investment strategies comparable to one or more components of each Fund’s principal investment strategy.  HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management teams’ investment experience and their investment philosophies and processes.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Funds.

Costs of the Services and Profitability of HIFSCO and Wellington Management

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Funds and the estimated profitability to HIFSCO and its affiliates from all services provided to the Funds and all aspects of their relationships with the Funds both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Original Agreement with Wellington Management.  The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Wellington Management and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services

In considering the sub-advisory fee schedule to be paid to Wellington Management by HIFSCO in respect of the Funds, the Board considered comparative information regarding the sub-advisory fees to be paid by HIFSCO to Wellington Management.  The Board also considered information provided by Wellington Management to the Investment Committee of the Board about the quality of services to be performed for the Funds and Wellington Management’s investment philosophy.  In addition, the Board considered HIFSCO’s representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HIFSCO proposed to add additional breakpoints to The Hartford Conservative Allocation Fund’s contractual management fee schedule with HIFSCO that would result in management fee reductions at certain asset levels. The Board noted that HIFSCO, not the Funds, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that each Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as each Fund grows and whether the fee levels reflect these economies of scale for the benefit of each Fund’s shareholders.  The Board reviewed the breakpoints in the management fee schedule for each Fund, which reduce fee rates as Fund assets grow over time.  The Board considered that, in connection with the sub-adviser change, HIFSCO proposed to add additional breakpoints to The Hartford Conservative Allocation Fund’s contractual management fee schedule with HIFSCO that would result in management fee reductions at certain asset levels.

Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for each Fund at its current and reasonably anticipated asset levels.  The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Original Agreement and the investment management agreement between the Funds and HIFSCO.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Funds. The Board also considered the benefits, if any, to Wellington Management from any use of the Funds’ brokerage commissions to obtain soft dollar research, and representations from HIFSCO and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

Based upon its review of these various factors, among others, the Board concluded that it was in the best interests of each Fund and its shareholders for the Board to approve the Original Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.  In connection with its deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of the Agreement

In connection with a corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board voted to terminate the Original Agreement between HIFSCO and Wellington Management and approve the Agreement between HFMC, an affiliate of HIFSCO, and Wellington Management with respect to the Funds.  The replacement of HIFSCO with HFMC did not result in any change to the contractual terms of the Funds’ investment management agreements or the day-to-day management of the Funds, and no shareholder vote was required.

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace HIFSCO as investment manager to the Funds.  The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the Agreement at the Board’s meeting held on November 8, 2012.  In addition, the Board received in-person presentations by the Funds’ officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the Agreement.

In determining to approve the Agreement for each Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment.  While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the Agreement.

Specifically, the Board considered that the Restructuring was solely organizational in nature and was unrelated to the actual management of the Funds and the performance of investment management personnel to the Funds.  The Board also considered that the Restructuring and the Agreement would involve no changes to (i) the contractual terms of, including the sub-advisory fees payable under, each Fund’s investment sub-advisory agreement; (ii) the investment processes and strategies employed in the management of each Fund’s assets; (iii) the nature and level of services provided under each Fund’s investment sub-advisory agreement; and (iv) the day-to-day management of each Fund and the individuals primarily responsible for that management.

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.  In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Approval of the Continuation of the Agreement

At its meeting held on August 6-7, 2013, the Board, including each of the Independent Directors, unanimously voted to approve the continuation of the Agreement on behalf of each of the Funds, between HFMC and Wellington Management.

In the months preceding the August 6-7, 2013 meeting, the Board requested, received, and reviewed written responses from HFMC and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreement at the Board’s meetings held on June 18-19, 2013 and August 6-7, 2013.  Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by HFMC and Wellington Management and their affiliates.  The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 18-19, 2013 and August 6-7, 2013 concerning the Agreement.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreement with respect to each Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the

“Consultant”) to assist them in evaluating each Fund’s non-management fees, overall expense ratios and investment performance.

In determining whether to continue the Agreement, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment.  While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, and Quality of Services Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services provided to each Fund by Wellington Management.  The Board considered, among other things, the terms of the Agreement and the range of services provided by Wellington Management. The Board considered Wellington Management’s professional personnel who provide services to each Fund, including Wellington Management’s ability and experience in attracting and retaining qualified personnel to service the Funds.  The Board considered Wellington Management’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to each Fund.  In addition, the Board considered the quality of Wellington Management’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning Wellington Management’s regulatory and compliance environment.  In this regard, the Board requested and reviewed information on Wellington Management’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer on Wellington Management’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted Wellington Management’s support of each Fund’s compliance control structure, particularly the resources devoted by Wellington Management in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to the day-to-day portfolio management services provided by Wellington Management, the Board considered the quality of each Fund’s portfolio managers, Wellington Management’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.  The Board considered the experience of each Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and Wellington Management’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by Wellington Management.

Performance of the Funds and Wellington Management

The Board considered the investment performance of each Fund.  In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of each Fund’s performance for these time periods. The Board considered information and materials provided to the Board by HFMC and Wellington Management concerning Fund performance, as well as information from Lipper comparing the investment performance of each Fund to an appropriate benchmark and universe of peer funds.

The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year.  These reports include, among other things, information on each Fund’s gross and net returns, each Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning each Fund’s portfolio, and a narrative summary of various factors affecting Fund performance.  The Board considered Wellington Management’s cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Funds at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in Wellington Management’s overall capabilities to manage each Fund.

Costs of the Services and Profitability

The Board requested and received information relating to the operations and profitability of Wellington Management.  The Board concluded that the profits anticipated to be realized by Wellington Management from its relationship with the Funds would not be excessive.

Comparison of Fees and Services Provided by Wellington Management

The Board considered comparative information with respect to the sub-advisory fees to be paid by HFMC to Wellington Management.  In this regard, the Board requested and reviewed information from HFMC and Wellington Management relating to the sub-advisory fees, including the sub-advisory fee schedule for each Fund.  With respect to the sub-advisory fee schedule, the Board considered representations from HFMC and Wellington Management that Wellington Management’s fees were negotiated at arm’s length.

Based on these considerations, the Board concluded that Wellington Management’s fees, in conjunction with the information about quality of services, profitability, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders.

Other Benefits

The Board considered the benefits, if any, to Wellington Management from any use of the Funds’ brokerage commissions to obtain soft dollar research, and representations from HFMC and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreement for an additional year.  In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.  In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

At the special meeting held on December 13, 2013, the Board determined that it was appropriate for Wellington Management to continue to serve as sub-adviser to the Funds, and concluded that the ratification and approval of the Agreement by shareholders would be in the best interests of each Fund and its shareholders.

In the event that shareholders do not approve Proposal 1, the Board will determine the appropriate course of action with respect to the management of the Funds.

REQUIRED VOTE

Approval of the Agreement by each Fund’s shareholders requires an affirmative vote of the lesser of (i) 67% or more of such Fund’s shares present at the Meeting, if more than 50% of the outstanding shares of such Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such Fund.

The Board unanimously recommends that you vote “FOR” Proposal 1.

PROPOSAL 2

APPROVAL OF THE RETENTION OF FEES PAID AND THE PAYMENT OF FEES PAYABLE BY HFMC TO WELLINGTON MANAGEMENT FOR ITS SUB-ADVISORY SERVICES TO THE FUNDS

The Board is proposing that shareholders of the Funds approve the retention of fees paid and the payment of fees payable by HIFSCO, the Funds’ former investment manager and an affiliate of HFMC, and HFMC (as applicable) to Wellington Management for its sub-advisory services to the Funds for the period from June 4, 2012 through the date that shareholders approve the Agreement as contemplated in Proposal 1 (the “Engagement Period”).  As discussed in Proposal 1, Wellington Management has continued to provide the Funds with uninterrupted investment sub-advisory services.  These services include, but are not limited to, making the daily decisions regarding buying and selling specific securities for each Fund and managing the investments held by each Fund according to its investment goals and strategies.  During the Engagement Period, HIFSCO and HFMC have each compensated Wellington Management for these services.  Until recently, the Funds, the Board, HFMC, and Wellington Management were unaware of any questions relating to the ability to enter into the Original Agreement and the Agreement without prior shareholder approval.  As described above with respect to Proposal 1, however, the Review raised a question whether the Funds’ sole initial shareholder consented to reliance on the Order, and indicated that the Funds’ reliance on the Order had not been consistently disclosed in the Funds’ prospectuses.

For the period from the start of the Engagement Period through September 30, 2013, HIFSCO and HFMC have paid Wellington Management $[ ] and $[ ], respectively.  The fees paid by the Funds were not affected because HFMC pays sub-advisory fees to Wellington Management from its advisory fees.

At a special meeting of the Board on December 13, 2013, HFMC informed the Board that it had suspended payment to Wellington Management pending shareholder approval of Proposal 1.  HFMC sought the Board’s recommendation that shareholders approve the Proposal to allow Wellington Management to retain all payments made by HIFSCO and HFMC, and be paid all unpaid amounts, as compensation for services provided, and to be provided, during the Engagement Period.  HFMC stated that it would be consistent with the expectations of HFMC and Wellington Management, and with the presentations made to the Board, for Wellington Management to be compensated for its services during the Engagement Period.  HFMC also stated that approving Wellington Management’s compensation would be consistent with equitable principles.

In agreeing to recommend that shareholders approve the Proposal, the Board, which was represented by independent legal counsel, considered the nature of the continuing relationship between Wellington Management and the Funds, and the nature and quality of the services Wellington Management has performed for the Funds since it began managing the Funds in 2012.  The Board also considered that:

i.                  The 1940 Act permits a court to enforce a contract that otherwise violates the 1940 Act or the rules thereunder should the court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the 1940 Act;

ii.               Should Board or shareholder approval be withheld, Wellington Management could seek to retain some or all of these payments (and be paid some or all of the unpaid amounts) through legal action on the grounds that it would be unjust to withhold payments for services rendered under the Original Agreement or the Agreement;

iii.            The Funds and their shareholders have experienced no economic harm during the Engagement Period, and the amounts that were paid were no more than what HIFSCO and HFMC contracted for with Wellington Management;

iv.           HFMC has agreed to pay the costs of the Meeting as well as any legal fees that might arise; and,

v.              The Board had intended to properly approve the Original Agreement and the Agreement and for Wellington Management to continue to provide services to the Funds.

In the event that shareholders do not approve Proposal 2, the Board will determine the appropriate course of action with respect to the treatment of fees paid by HIFSCO and HFMC to Wellington Management during the Engagement Period.

REQUIRED VOTE

Approval of the retention of fees paid and the payment of fees payable by HFMC to Wellington for its sub-advisory services to the Funds by each Fund’s shareholders requires an affirmative vote of the lesser of (i) 67% or more of such Fund’s shares present at the Meeting, if more than 50% of the outstanding shares of such Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such Fund.

The Board unanimously recommends that you vote “FOR” Proposal 2.

PROPOSAL 3

AUTHORIZATION OF HFMC TO SELECT AND CONTRACT WITH SUB-ADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL

The Board is proposing that shareholders approve the Funds’ reliance on an exemptive order in connection with the Funds’ “manager of managers” arrangement.  The Funds are structured differently from many other investment companies.  Under a traditional investment company structure, the investment adviser is a single entity that employs one or more individuals internally as portfolio managers to make investment decisions.  The investment manager is free to retain or terminate those portfolio managers without board or shareholder approval.  In the case of the Funds, however, day-to-day investment decisions are not made by HFMC.  Instead, HFMC selects, supervises, evaluates and, if necessary, terminates sub-advisers that make those day-to-day investment decisions.

HFMC currently employs Wellington Management, a registered investment adviser, for each Fund. As sub-adviser, Wellington Management performs the daily management of the assets of the Funds. HFMC monitors and supervises the activities of Wellington Management and any other sub-advisers, and may terminate the services of any sub-adviser at any time, subject to the notice periods set forth in the applicable sub-advisory agreement.

Under Section 15(a) of the 1940 Act, investment managers to mutual funds cannot enter into a sub-advisory agreement without obtaining shareholder approval.  Similarly, shareholders must approve any material amendments to an existing sub-advisory agreement between an investment manager and a sub-adviser.  The Hartford Funds have obtained an exemptive order (the “Order”) from those and certain other requirements under the 1940 Act from the SEC.  The Order, among other things, allows HFMC to select and contract with sub-advisers that are not affiliated with the investment manager or those funds (other than by reason of serving as a sub-adviser to one or more of the funds), and to materially amend sub-advisory agreements, without shareholder approval.

The Hartford Funds’ ability to rely on the Order is contingent on compliance with conditions set forth in the Order, including that each Hartford Fund (i) receive shareholder approval to operate using a “manager of managers” structure in reliance on the Order; (ii) hold itself out to the public as employing the “manager of managers” structure; and (iii) disclose in its prospectus the existence, substance and effect of the Order.  As described in connection with Proposal 1 above, the Review raised a question whether the Funds’ sole initial shareholder consented to reliance on the Order, and indicated that the Funds’ reliance on the Order had not been consistently disclosed in the Funds’ prospectuses.  In light of the results of the Review, HFMC and the Board are requesting that shareholders approve Proposal 3.

If shareholders approve Proposal 3 with respect to the Funds, when an existing sub-advisory agreement is amended in any material respect, or when a new sub-adviser for a Fund is retained by HFMC, shareholders will not be required to approve the amendment or new sub-advisory agreement between HFMC and that sub-adviser.  The Board (including the Independent Directors) will continue to approve new contracts between HFMC and a sub-adviser, as well as changes to existing contracts.  The relief will not apply to the advisory agreement between

HFMC and the Company, and material changes to that agreement will continue to require approval of shareholders.  In addition, HFMC will not enter into a sub-advisory agreement with a sub-adviser that is an “affiliated person,” as defined in the 1940 Act, of the Company or HFMC, other than by reason of serving as a sub-adviser to one or more of the Funds (an “Affiliated Sub-Adviser”), without that sub-advisory agreement being approved by the applicable Fund’s shareholders.  In accordance with the conditions of the Order, within 90 days of the hiring of any new sub-adviser, shareholders will be furnished all information about the new sub-adviser or sub-advisory agreement that would be included in a proxy statement.  HFMC will meet this condition by providing the shareholders with an information statement meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Exchange Act.

If Proposal 3 is approved, a Fund will also be permitted to disclose in its prospectus, SAI, financial statements and certain other documents only (i) fees paid to HFMC and any Affiliated Sub-Adviser by that Fund; (ii) aggregate fees paid by HFMC to the sub-advisers of that Fund, other than Affiliated Sub-Advisers; and (iii) fees paid by HFMC to any Affiliated Sub-Adviser.  Therefore, the Fund would not have to disclose separately the fees paid by HFMC to a particular sub-adviser, other than an Affiliated Sub-Adviser.

HFMC and the Board believe that permitting HFMC to select and contract with sub-advisers, without incurring the delay and expense involved with obtaining shareholder approval of new sub-advisory agreements or material amendments to existing sub-advisory agreements, is appropriate and in the best interest of each Fund’s shareholders, and will allow each Fund to operate more efficiently.  While HFMC expects its relationships with the sub-advisers to the Funds to be long-term and stable over time, approval of Proposal 3 will permit HFMC to act quickly in situations where HFMC and the Board believe that a change in sub-advisers or to a sub-advisory agreement, including any fee paid to a sub-adviser, is warranted.

REQUIRED VOTE

Authorization of the Funds’ Board and HFMC to select or change investment sub-advisers and to enter into or amend investment sub-advisory agreements without obtaining the approval of shareholders by each Fund’s shareholders requires an affirmative vote of the lesser of (i) 67% or more of such Fund’s shares present at the Meeting, if more than 50% of the outstanding shares of such Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such Fund.

The Board unanimously recommends that you vote “FOR” Proposal 3.

OTHER MATTERS

Management does not intend to present any business to the Meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented.  If any other matters are brought before the Meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Company.

BENEFICIAL OWNERS

[As of the Record Date, all directors and officers as a group owned less than 1% of the outstanding shares of each class of each Fund’s shares.] [As of the Record Date, to the knowledge of the Company, no person owned beneficially more than 5% of the outstanding shares of any class of shares of any Fund, except as listed in Appendix D.]

As of October 31, 2013, none of the Independent Directors (or their immediate family members) had share ownership in securities of the Company’s investment manager or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies).

FEES AND EXPENSES

During the Engagement Period, HIFSCO and HFMC (as applicable) paid sub-advisory fees to Wellington Management from their respective advisory fees.  HFMC pays Wellington Management a sub-advisory fee at the following annual rates (calculated as a percentage of each Fund’s average daily net assets) for Wellington Management’s sub-advisory services to each Fund:

Average Daily Net Assets	Annual Rate

First $250 million	0.0300%
Next $250 million	0.0250%
Next $500 million	0.0200%
Next $1.5 billion	0.0150%
Next $2.5 billion	0.0100%
In excess of $5 billion	0.0050%

As of October 31, 2013, net assets in each Fund were as follows:

Fund	Net Assets
The Hartford Balanced Allocation Fund	$	[ ]
The Hartford Conservative Allocation Fund	$	[ ]
The Hartford Growth Allocation Fund	$	[ ]

For the fiscal year ended October 31, 2013, HIFSCO and HFMC, respectively, paid Wellington Management the following aggregate amounts for Wellington Management’s sub-advisory services to each Fund:

Fund	Aggregate Amount Paid by HIFSCO/HFMC

The Hartford Balanced Allocation Fund	$	[ ]
The Hartford Conservative Allocation Fund	$	[ ]
The Hartford Growth Allocation Fund	$	[ ]

HFMC will pay all expenses relating to this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses and out-of-pocket expenses.

OTHER SERVICE PROVIDERS

The following companies also provide services to the Funds and will continue to do so whether or not Fund shareholders approve the Proposals.  HFMC serves as the Funds’ investment manager and also provides fund accounting and administration services to each Fund.  Prior to January 1, 2013, fund accounting services were provided by Hartford Life Insurance Company.  Hartford Funds Distributors, LLC (“HFD”), formerly Hartford Investment Financial Services, LLC, serves as the Funds’ principal underwriter.  As underwriter, HFD is responsible for the sale and distribution of fund shares.  The principal business address for HFMC and HFD is 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.  Hartford Administrative Services Company (“HASCO”) performs transfer agency services for each Fund.  HASCO issues and redeems shares of each Fund and disburses any dividends declared by such Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

For the fiscal year ended October 31, 2013, the Funds did not pay brokerage commissions to any affiliate of HFMC or Wellington Management.

SHAREHOLDER MAILINGS

To help lower the impact of operating costs, each Fund attempts to eliminate mailing duplicate documents to the same address.  When two or more Fund shareholders have the same last name and address, the applicable Fund may send only one prospectus, annual report, semi-annual report, general information statement or proxy to that address, rather than mailing separate documents to each shareholder.  Shareholders may opt out of this single mailing at any time by calling the applicable Fund at [1-888-843-7824] or writing to the applicable Fund at [The Hartford Mutual Funds, P.O. Box 64387 St. Paul, Minnesota 55164-0387], and requesting additional copies of Fund documents.  Shareholders sharing a single mailing address who are currently receiving multiple copies of Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.

A copy of the Company’s most recent annual report, or a copy of the prospectus or proxy, is available upon request, and without charge.

If you would like to view a copy on the internet, please go to www.proxyvote.com.  Alternatively, if you would like to receive a copy, please contact the applicable Fund at [P.O. Box 64387, St. Paul, Minnesota 55164-0387] or call [1-888-843-7824], and a copy will be sent, without charge, by first class mail within three business days of your request.

SHAREHOLDER PROPOSALS

No Fund is required to hold annual meetings of shareholders and none currently intends to hold such meetings, unless shareholder action is required in accordance with the 1940 Act.  To be considered for inclusion in the proxy statement at any subsequent meeting of shareholders, a shareholder proposal must be submitted to the applicable Fund at the address above at a reasonable time before the proxy statement for that meeting is mailed.  Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws.  The timely submission of a proposal does not guarantee its inclusion.

On behalf of the Board of Directors,

Edward P. Macdonald
Secretary and Chief Legal Officer

January 16, 2014

INDEX OF APPENDICES

Appendix A:	Fund Shares Outstanding

Appendix B:	Form of Investment Sub-Advisory Agreement

Appendix C:	Principal Executive Officers and Directors

Appendix D:	Beneficial Owners

APPENDIX A

Fund Shares Outstanding on January 10, 2014

The Hartford Balanced Allocation Fund

Class	Shares Outstanding on Record Date

Class A	[ ]
Class B	[ ]
Class C	[ ]
Class I	[ ]
Class R3	[ ]
Class R4	[ ]
Class R5	[ ]
Total all classes	[ ]

The Hartford Conservative Allocation Fund

Class	Shares Outstanding on Record Date

Class A	[ ]
Class B	[ ]
Class C	[ ]
Class I	[ ]
Class R3	[ ]
Class R4	[ ]
Class R5	[ ]
Total all classes	[ ]

The Hartford Growth Allocation Fund

Class	Shares Outstanding on Record Date

Class A	[ ]
Class B	[ ]
Class C	[ ]
Class I	[ ]
Class R3	[ ]
Class R4	[ ]
Class R5	[ ]
Total all classes	[ ]

APPENDIX B

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement is made by and between Hartford Funds Management Company, LLC, a Delaware limited liability company (the “Adviser”) and Wellington Management Company, LLP, a Massachusetts limited liability partnership (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an agreement for the provision of investment management services to The Hartford Mutual Funds, Inc. (the “Company”), including each of its series listed on Schedule A hereto, as it may be amended from time to time, (each a “Portfolio” and together the “Portfolios”); and

WHEREAS, the Adviser wishes to engage the services of the Sub-Adviser as sub-adviser to the Portfolios listed in Schedule A, as it may be amended from time to time; and

WHEREAS, the Sub-Adviser is willing to provide investment advisory services to the Portfolios upon the terms and conditions and for the compensation hereinafter set forth.

NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereto agree as follows:

1.              The Adviser hereby employs the Sub-Adviser to serve as sub-adviser with respect to the assets of the Portfolios and to perform the services hereinafter set forth subject to the terms and conditions of the investment objectives, policies and restrictions of each Portfolio, and the Sub-Adviser hereby accepts such employment and agrees during such period to assume the obligations herein set forth for the compensation herein provided.

2.              The Sub-Adviser shall evaluate and implement an investment program appropriate for each Portfolio, which program shall be amended and updated from time to time as financial and other economic conditions change as determined by the Adviser and the Sub-Adviser.

3.              The Sub-Adviser, in consultation with the Adviser when appropriate, will make all determinations with respect to the investment of the assets of the Portfolios and the purchase or sale of portfolio securities, and shall take such steps as may be necessary to implement the same.  Such determinations and services shall include advising the Company’s Board of Directors of the manner in which voting rights, rights to consent to corporate action, and any other non-investment decisions pertaining to a Portfolio’s securities should be exercised.

4.              The Sub-Adviser will regularly furnish reports with respect to the Portfolios at periodic meetings of the Company’s Board of Directors and at such other times as may be reasonably requested by the Company’s Board of Directors, which reports shall include the Sub-Adviser’s economic outlook and investment strategy and a discussion of the portfolio activity and the performance of the Portfolios since the last report.  Copies of all such reports shall be furnished to the Adviser for examination and review within a reasonable time prior to the presentation of such reports to the Company’s Board of Directors.

5.              The Sub-Adviser shall manage each Portfolio in conformity with the Company’s Articles of Incorporation and By-laws, each as amended from time to time, and the Investment Company Act of 1940, as amended, other applicable laws, and to the investment objectives, policies and restrictions of each Portfolio as set forth in the Portfolios’ prospectus and statement of additional information, or any investment guidelines or other instructions received in writing from the Adviser, and subject further to such policies and instructions as the Board of Directors or the Adviser may from time to time establish and deliver to the Sub-Adviser.

In addition, the Sub-Adviser will cause the Portfolios to comply with the requirements of (a) Section 851(b)(2) of the Internal Revenue Code of 1986, as amended (the “Code”) regarding derivation of income from specified investment activities; and (b) Section 851(b)(3) of the Code regarding diversification of the Portfolios’ assets.

6.              The Sub-Adviser will select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and place, in the name of each Portfolio or its nominees, all such orders.  When placing such orders, the Sub-Adviser shall use its best efforts to obtain the best net security price available for each Portfolio.  Subject to and in accordance with any directions that the Board of Directors or the Adviser may issue from time to time, the Sub-Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Portfolios and the Sub-Adviser’s other advisory clients.  The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise.  The Sub-Adviser will promptly communicate to the Board of Directors or the Adviser such information relating to portfolio transactions as they may reasonably request.

7.

(a)         As compensation for the performance of the services by the Sub-Adviser hereunder, the Adviser shall pay to the Sub-Adviser, as promptly as possible after the last day of each calendar year quarter, a fee accrued daily and paid quarterly, as shown on Schedule B attached hereto.

The Sub-Adviser may waive all or a portion of its fees from time to time as agreed between the parties.

If it is necessary to calculate the fee for a period of time that is not a calendar quarter, then the fee shall be (i) calculated at the annual rates provided in Schedule B but prorated for the number of days elapsed in the period in question, as a percentage of the total number of days in such period, (ii) based upon the average of each Portfolio’s daily net asset value for the period in question, and (iii) paid within a reasonable time after the close of such period.

(b)         The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement.

(c)          The Sub-Adviser will not be entitled to receive any payment for the performance of its services hereunder from the Portfolios.

(d)         The Sub-Adviser agrees to notify the Adviser of any change in the Sub-Adviser’s personnel that are directly involved in the management of the Portfolios within a reasonable time following the occurrence of such change.

8.              The Sub-Adviser shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security as long as the Sub-Adviser shall have acted in good faith and with due care; provided, however, that no provision in this Agreement shall be deemed to protect the Sub-Adviser, and the Sub-Adviser shall indemnify the Adviser, for any and all loss, damage, judgment, fine or award paid in settlement and attorney’s fees related to the Sub-Advisers’ willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

9.

(a)         This Sub-Advisory Agreement shall become effective on October 1, 2009.  This Agreement, unless sooner terminated in accordance with 9(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually (1) by a vote of the majority of the members of the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of each Portfolio, and (2) in either event, by the vote of a majority of the members of the Company’s Board of Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.

(b)         This Agreement (1) may be terminated with respect to each Portfolio at any time without the payment of any penalty either by vote of the members of the Board of Directors of the Company or by a vote of a majority of any Portfolio’s outstanding voting securities, or by the Adviser on written notice to the Sub-Adviser, (2) shall immediately terminate in the event of its assignment, (3) may be terminated by the Sub-Adviser on ninety days’ prior written notice to the Adviser, but such termination will not be effective until the Adviser shall have contracted with one or more persons to serve as a successor sub-adviser for the Portfolio (or the Adviser or an affiliate of the Adviser agrees to manage the Portfolio) and such person(s) shall have assumed such position, and (4) will terminate automatically upon termination of the advisory agreement between the Adviser and the Company of even date herewith.

(c)          As used in this Agreement, the terms “assignment,” “interested parties” and “vote of a majority of the Company’s outstanding voting securities” shall have the meanings set forth for such terms in the Investment Company Act of 1940, as amended.

(d)         Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party or parties at the current office address provided by each party.

10.       Nothing in this Agreement shall limit or restrict the right of any partner, officer, or employee of the Sub-Adviser to engage in any business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-Adviser to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

11.       The Adviser agrees that neither it nor any affiliate of the Adviser will use the Sub-Adviser’s name or refer to the Sub-Adviser or the Sub-Adviser’s clients in marketing and promotional materials without prior notification to and authorization by the Sub-Adviser, such authorization not to be unreasonably withheld.

12.       If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13.       This Agreement, including the schedules hereto, constitutes the entire understanding between the parties pertaining to the subject matter hereof and supersedes any prior agreement between the parties on this subject matter.

14.       The amendment of this Agreement for the sole purpose of adding one or more Portfolios shall not be deemed an amendment affecting an already existing Portfolio and requiring the approval of shareholders of that Portfolio.  The amendment of Schedule A and/or Schedule B to this Agreement for the sole purpose of (i) adding or deleting one or more Portfolios or (ii) making other non-material changes to the information included in the Schedule shall not be deemed an amendment of this Agreement.

15.       To the extent that federal securities laws do not apply, this Agreement and all performance hereunder shall be governed by the laws of the State of Connecticut which apply to contracts made and to be performed in the State of Connecticut.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of January 1, 2013.

Hartford Funds Management Company, LLC

By:
Name:
Title:

Wellington Management
Company, LLP

By:
Name:
Title:

APPENDIX C

Principal Executive Officers and Directors of Wellington Management Company, LLP

Name	Position and Principal Occupation	Address

Saul Joseph Pannell	Partner and Executive Committee Member	280 Congress Street Boston, MA 02210
Perry Marques Traquina	Partner, CEO and Executive Committee Member	280 Congress Street Boston, MA 02210
Cynthia Mary Clarke	Partner and Chief Legal Officer	280 Congress Street Boston, MA 02210
Phillip H. Perelmuter	Partner and Executive Committee Member	280 Congress Street Boston, MA 02210
Edward Joseph Steinborn	Partner and Chief Financial Officer	280 Congress Street Boston, MA 02210
Brendan Joseph Swords	Partner, President and Executive Committee Member	280 Congress Street Boston, MA 02210
Wendy Miller Cromwell	Partner and Executive Committee Member	280 Congress Street Boston, MA 02210
Ray Eugene Helfer	Partner and Executive Committee Member	280 Congress Street Boston, MA 02210
Louis Chabrier	Partner and Executive Committee Member	280 Congress Street Boston, MA 02210
Nancy Marie Morris	Chief Compliance Officer	280 Congress Street Boston, MA 02210
John Franklin Averill	Partner and Executive Committee Member	280 Congress Street Boston, MA 02210
Nicolas Milorad Choumenkovitch	Partner and Executive Committee Member	280 Congress Street Boston, MA 02210

Principal Executive Officers and Directors of

Hartford Funds Management Company, LLC

Name	Position and Principal Occupation	Address

James E. Davey	President, Chairman of the Board and Senior Managing Director	c/o Hartford Funds Management Company, LLC 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087
Walter F. Garger	General Counsel and Managing Director	c/o Hartford Funds Management Company, LLC 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087
Vernon J. Meyer	Chief Investment Officer and Managing Director	c/o Hartford Funds Management Company, LLC 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087

Name	Position and Principal Occupation	Address

Gregory A. Frost	Chief Financial Officer and Managing Director	c/o Hartford Funds Management Company, LLC 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087
Joseph G. Melcher	Executive Vice President and Chief Compliance Officer	c/o Hartford Funds Management Company, LLC 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087

Principal Executive Officers of The Hartford Mutual Funds, Inc.

Name	Position and Principal Occupation	Address

James E. Davey	Director, President and Chief Executive Officer	c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999
Mark A. Annoni	Vice President, Treasurer and Controller	c/o Hartford Mutual Funds 500 Bielenberg Drive Woodbury, MN 55125
Michael Dressen	AML Compliance Officer	c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999
Edward P. Macdonald	Vice President, Secretary and Chief Legal Officer	c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999
Joseph G. Melcher	Vice President and Chief Compliance Officer	c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999
Vernon J. Meyer	Vice President	c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999
Laura S. Quade	Vice President	c/o Hartford Mutual Funds 500 Bielenberg Drive Woodbury, MN 55125
Martin A. Swanson	Vice President	c/o Hartford Mutual Funds P.O. Box 2999 Hartford, CT 06104-2999

APPENDIX D

5% Beneficial Owners of Fund Shares as of January 10, 2014

As of January 10, 2014, the following shareholders were beneficial owners of the percentages of outstanding shares of the Fund indicated below.

The Hartford Balanced Allocation Fund

Class of Shares	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percentage of Class Owned
Class A	[ ]	[ ]	[ ]	%
Class B	[ ]	[ ]	[ ]	%
Class C	[ ]	[ ]	[ ]	%
Class I	[ ]	[ ]	[ ]	%
Class R3	[ ]	[ ]	[ ]	%
Class R4	[ ]	[ ]	[ ]	%
Class R5	[ ]	[ ]	[ ]	%

*     Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

The Hartford Conservative Allocation Fund

Class of Shares	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percentage of Class Owned
Class A	[ ]	[ ]	[ ]	%
Class B	[ ]	[ ]	[ ]	%
Class C	[ ]	[ ]	[ ]	%
Class I	[ ]	[ ]	[ ]	%
Class R3	[ ]	[ ]	[ ]	%
Class R4	[ ]	[ ]	[ ]	%
Class R5	[ ]	[ ]	[ ]	%

*     Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

The Hartford Growth Allocation Fund

Class of Shares	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percentage of Class Owned
Class A	[ ]	[ ]	[ ]	%
Class B	[ ]	[ ]	[ ]	%
Class C	[ ]	[ ]	[ ]	%
Class I	[ ]	[ ]	[ ]	%
Class R3	[ ]	[ ]	[ ]	%
Class R4	[ ]	[ ]	[ ]	%
Class R5	[ ]	[ ]	[ ]	%

*     Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

FORM OF PROXY CARD

PROXY	THE HARTFORD MUTUAL FUNDS, INC.	PROXY

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 4, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE HARTFORD MUTUAL FUNDS, INC. The undersigned appoints Edward Macdonald and Joseph Melcher or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned (the “Proxies”), to vote, as designated herein, all shares of The Hartford Mutual Funds, Inc. (the “Funds”) held by the undersigned on January 10, 2014, at a Special Meeting of Shareholders (the “Meeting”) to be held at the offices of Hartford Funds Management Company, LLC, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, on April 4, 2014 at [10:00 a.m.], Eastern Time, and at any adjournments or postponements thereof, upon the matters on the reverse as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.

By executing this proxy, the undersigned revokes all previous proxies with respect to the Meeting and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement. This proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Funds or by executing a superseding proxy.

VOTE VIA THE INTERNET: WWW.PROXYVOTE.COM

VOTE VIA THE TELEPHONE:

Registered and separate account shareholders: 1-800-690-6903

Beneficial shareholders: 1-800-454-8683

NOTE: Please sign exactly as name appears to the left.  When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.  If signing for a corporation, please sign in full corporate name by authorized person.  If signing for a partnership, please sign in partnership name by authorized person.

Signature

Signature (Joint Owners)

Date

The Hartford Balanced Allocation Fund,

The Hartford Conservative Allocation Fund, and

The Hartford Growth Allocation Fund

VOTING OPTIONS

Read your Proxy Statement and have it at hand when voting.

Vote on the internet:	Log on to www.proxyvote.com and follow the on-screen instructions; available 24 hours

Vote by phone:	Call 1-800-690-6903 (for registered and separate account shareholders) or 1-800-454-8683 (for beneficial shareholders); follow the recorded instructions; available 24 hours

Vote by mail:	Vote, sign and date this proxy card and return in the postage-paid envelope

Vote in person:	Attend shareholder meeting at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087 on April 4, 2014

If you vote on the internet or by telephone, you need not return this proxy card. This proxy will be voted as instructed on the matter set forth below. It is understood that if no choice is specified, this proxy will be voted “FOR” such matter.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting.  If you wish to vote in accordance with the recommendation of the Board of Directors, simply sign and date this proxy card and return it in the envelope provided.

Please mark boxes below in blue or black ink as follows.  Example: ☒

☐            To vote as the Board recommends for ALL Funds on ALL Proposals mark this box. No other vote is necessary.

1.              To ratify and approve a Sub-Advisory Agreement between Hartford Funds Management Company, LLC, the investment manager of The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund, and The Hartford Growth Allocation Fund (each, a “Fund” and collectively, the “Funds”), and Wellington Management Company, LLP (“Wellington Management”) pursuant to which Wellington Management serves as the Sub-Adviser to the Funds and manages each Fund’s assets.

	For	Against	Abstain
The Hartford Balanced Allocation Fund	[ ]	[ ]	[ ]

	For	Against	Abstain
The Hartford Conservative Allocation Fund	[ ]	[ ]	[ ]

	For	Against	Abstain
The Hartford Growth Allocation Fund	[ ]	[ ]	[ ]

2.              To approve the retention of fees paid and the payment of fees payable by Hartford Funds Management Company, LLC to Wellington Management Company, LLP for its sub-advisory services to each Fund.

	For	Against	Abstain
The Hartford Balanced Allocation Fund	[ ]	[ ]	[ ]

	For	Against	Abstain
The Hartford Conservative Allocation Fund	[ ]	[ ]	[ ]

	For	Against	Abstain
The Hartford Growth Allocation Fund	[ ]	[ ]	[ ]

3.              To authorize Hartford Funds Management Company, LLC (“HFMC”) to select and contract with sub-advisers that are not affiliated with HFMC or the Funds (other than by reason of serving as a sub-adviser to one or more of the Funds) without obtaining shareholder approval.

	For	Against	Abstain
The Hartford Balanced Allocation Fund	[ ]	[ ]	[ ]

	For	Against	Abstain
The Hartford Conservative Allocation Fund	[ ]	[ ]	[ ]

	For	Against	Abstain
The Hartford Growth Allocation Fund	[ ]	[ ]	[ ]

4.              To transact such other business as may properly come before the meeting, or any adjournment(s) or postponement(s) thereof.